UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 7, 2018
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 8.01       Other Events.

On November 7, 2018, Access National Bank, a wholly owned subsidiary of Access National Corporation, issued a press release regarding its clients who were named finalists for the 2018 Greater Washington Government Contractor Awards.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(a)     -     Not applicable.

(b)     -     Not applicable.

(c)     -     Not applicable.

(d)           Exhibits.

                Exhibit 99.1           Press release dated November 7, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date:	November 7, 2018	By:	/s/ Michael W. Clarke
		Name:	Michael W. Clarke
		Title:	President & Chief Executive Officer